                                                                    EXHIBIT 99.1
                                                                    ------------

CONTACT:
Martin J. Merritt
Vice President - Finance
RenaissanceRe Holdings Ltd.
(441) 299-7230

                              FOR IMMEDIATE RELEASE

     RENAISSANCERE REPORTS THIRD QUARTER OPERATING INCOME OF $1.23 PER SHARE
     -----------------------------------------------------------------------

           -11% MANAGED CAT PREMIUM GROWTH FOR THE NINE MONTH PERIOD-

-LEADS INDUSTRY WITH ANNUALIZED OPERATING ROE OF 18% FOR THE NINE MONTH PERIOD-

          -REPORTS YEAR TO DATE GROWTH IN BOOK VALUE PER SHARE OF 15%-

Pembroke, Bermuda, October 22, 2001 -- RenaissanceRe Holdings Ltd. (NYSE: RNR) today reported $25.0 million of net operating income for the third quarter of 2001, excluding realized investment gains and losses, compared to $34.2 million for the comparable quarter in the prior year; the decrease reflects the effect of the events of September 11 which is in line with the estimates previously provided by the Company. Operating earnings per share were $1.23 in the third quarter compared to $1.75 per share in the comparable previous year period. Net income was $29.9 million, or $1.48 per share, in the quarter, compared to $35.6 million, or $1.83 per share, for the same quarter of 2000.

"During the quarter, our portfolio was able to absorb the losses from the tragic events on September 11th, allowing us to maintain our strong capital base," said James N. Stanard, Chairman, President, and Chief Executive Officer. "These events have caused a further tightening in the market, both from a contraction of capacity from competitors and a heightened emphasis on security from clients. We have launched several initiatives to position the Company to meet the increased demand for our products. These initiatives include: the sale of 2.5 million common shares for total proceeds of $232.5 million; the increase in the capital of our Excess and Surplus lines insurer, Glencoe, to $100 million; and the formation of DaVinci Reinsurance Ltd., a new Bermuda-based property catastrophe reinsurer with anticipated capital of $500 million. We expect RenaissanceRe and the vehicles we manage, OPCat and DaVinci, to have over $2 billion of capital to serve the global property cat reinsurance market, in addition to the $4 billion of capacity available for non-US high layer treaties through Top Layer Re."

For the nine months ended September 30, 2001, net operating income was $99.7 million or $4.93 per share, compared to $98.3 million or $5.07 per share for the same period in 2000. Net income for the nine months ended September 30, 2001 was $115.2 million or $5.70 per share, compared to $89.4 million or $4.61 per share for the same period in 2000.

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Gross premiums written for the third quarter of 2001 were $123.6 million, compared to $122.5 million for the same quarter of 2000. Net premiums written for the third quarter of 2001 were $79.0 million, compared to $85.6 million for the same quarter of 2000. Net premiums earned for the third quarter of 2001 were $79.9 million, compared to $73.3 million for the same quarter of 2000.

Gross premiums written for the nine months ended September 30, 2001 were $443.8 million, compared to $380.6 million for the same period of 2000. Net premiums written for the nine months ended September 30, 2001 were $293.2 million, compared to $253.7 million for the same period of 2000.

Total Managed Cat Premiums written, representing gross catastrophe premiums written by RenaissanceRe Holdings Ltd. and by the OPCat Ltd. and Top Layer Re Ltd. joint ventures, were $107.6 million for the third quarter, compared to $113.8 million for the same quarter of 2000. Total Managed Cat Premiums written for the nine months ended September 30, 2001 were $414.7 million, compared to $372.3 for the same period of 2000.

Net investment income, excluding realized and unrealized investment gains and losses, for the third quarter of 2001 was $18.7 million, compared to $21.2 million for the same period in 2000. Net investment income for the first nine months of 2001 was $54.9 million, compared to $58.7 million for the same period in 2000.

Claims and claim expenses incurred for the quarter ended September 30, 2001 were $47.0 million or 58.8% of net premiums earned. In comparison, claims and claim expenses incurred for the quarter ended September 30, 2000 were $30.0 million or 40.9% of net premiums earned. Claims and claim expenses incurred for the nine months ended September 30, 2001 were $121.2 million or 50.6% of net premiums earned. In comparison, claims and claim expenses incurred for the nine months ended September 30, 2000 were $72.5 million or 38.4% of net premiums earned. The increase in the loss ratio relates to the net losses incurred by the Company of $48 million related to the World Trade Center attack, and to the increase in non-catastrophe reinsurance premiums written by the Company, which typically produce a higher loss ratio than the Company's principal product, property catastrophe reinsurance.

Operating expenses were $9.4 million for the third quarter of 2001, compared to $11.1 million for the same period of the prior year.

Shareholders' equity at September 30, 2001 was $816.9 million, compared to $700.8 million at December 31, 2000. Book value per common share at September 30, 2001 was $41.12 per share, compared to $35.72 per share at December 31, 2000.

On October 16, the Company sold 2.5 million of its common shares at a price of $93.01 net to the Company for a total of $232.5 million. Proceeds will be used for general

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corporate purposes. Book value per share, pro forma for this offering, was
$46.92 at September 30, 2001.

The Company previously announced that it is planning to form a new Bermuda-based property catastrophe reinsurer, DaVinci Reinsurance Ltd. with State Farm Mutual Automobile Insurance Company and other investors. DaVinci Re is expected to be initially capitalized with $500 million.

RenaissanceRe Holdings Ltd. will host a conference call on Tuesday, October 23, 2001 at 9:30 a.m. (ET) to discuss this release. A live broadcast of the conference call will be available at http://www.vcall.com (enter ticker: RNR).

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's principal product is property catastrophe reinsurance.

Cautionary Statement under "Safe Harbor", Provision of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future operations results, please refer to RenaissanceRe Holdings Ltd.'s annual report on Form 10-K for the year ended December 31, 2000 and Form 10-Q for the quarters ended March 31, 2001, and June 30, 2001 and its current reports on form 8-K filed in 2001.

                                      # # #

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                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                    SUMMARY CONSOLIDATED STATEMENTS OF INCOME
                For the periods ended September 30, 2001 and 2000
        (in thousands of United States Dollars, except per share amounts)
                                   (Unaudited)

                                                              Quarters Ended                         Year to date
                                                 --------------------------------------  --------------------------------------
                                                 September 30, 2001  September 30, 2000  September 30, 2001  September 30, 2000
                                                 ------------------  ------------------  ------------------  ------------------
REVENUES

    Gross premiums written                            $123,571            $122,470            $443,791            $380,591
                                                      ========            ========            ========            ========
    Net premiums written                              $ 79,030            $ 85,564            $293,208            $253,693
    Decrease (increase) in unearned premiums               903             (12,280)            (53,844)            (65,125)
                                                      --------            --------            --------            --------
    Net premiums earned                                 79,933              73,284             239,364             188,568
    Net investment income                               18,738              21,236              54,892              58,663
    Net foreign exchange gains (losses)                 (1,051)                447              (1,113)                141
    Other income                                         1,070               2,960               8,840               6,352
    Net realized gains (losses) on investments           4,978               1,482              15,474              (8,899)
                                                      --------            --------            --------            --------
                                                       103,668              99,409             317,457             244,825
                                                      --------            --------            --------            --------
EXPENSES

    Claims and claim expenses incurred                  46,986              29,953             121,196              72,544
    Acquisition expenses                                11,461              11,074              34,614              25,918
    Operational expenses                                 9,408              11,050              27,814              27,922
    Corporate expenses                                   1,366                 196               7,674               5,070
    Interest expense                                     2,699               4,639               4,246              13,249
                                                      --------            --------            --------            --------
    TOTAL EXPENSES                                      71,920              56,912             195,544             144,703
                                                      --------            --------            --------            --------
Income before minority interest and taxes               31,748              42,497             121,913             100,122

Minority interest - Capital Securities                   1,823               1,866               5,565               5,663
                                                      --------            --------            --------            --------
Income before taxes                                     29,925              40,631             116,348              94,459

Income tax expense (benefit)                                (3)              4,986               1,175               5,018
                                                      --------            --------            --------            --------
    NET INCOME                                        $ 29,928            $ 35,645            $115,173            $ 89,441
                                                      ========            ========            ========            ========
Operating earnings per Common Share -diluted          $   1.23            $   1.75            $   4.93            $   5.07
Earnings per Common Share -basic                      $   1.54            $   1.89            $   5.97            $   4.71
Earnings per Common Share -diluted                    $   1.48            $   1.83            $   5.70            $   4.61

Average shares outstanding -basic                       19,377              18,877              19,294              18,998

Average shares outstanding -diluted                     20,288              19,520              20,223              19,381

Claims and claim expense ratio                            58.8%               40.9%               50.6%               38.4%
Expense ratio                                             26.1%               30.2%               26.1%               28.6%
                                                      --------            --------            --------            --------
Combined ratio                                            84.9%               71.1%               76.7%               67.0%
                                                      ========            ========            ========            ========
Operating return on average equity (annualized)           12.5%               21.2%               17.5%               21.0%
                                                      --------            --------            --------            --------

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                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                       SUMMARY CONSOLIDATED BALANCE SHEETS
        (in thousands of United States Dollars, except per share amounts)

                                                                                       AS AT
                                                                      --------------------------------------
                                                                      SEPTEMBER 30, 2001   DECEMBER 31, 2000
                                                                      ------------------   -----------------
                                                                          (Unaudited)
ASSETS
Fixed maturity investments available for sale, at fair value
  (Amortized cost $1,136,173 and $921,750 at September 30, 2001 and
     December 31, 2000, respectively)                                      $1,161,814          $  928,102
Short term investments                                                         14,780              13,760
Other investments                                                              41,685              29,613
Cash and cash equivalents                                                     212,617             110,571
                                                                           ----------          ----------
     Total investments and cash                                             1,430,896           1,082,046

Premiums receivable                                                           152,809              95,423
Ceded reinsurance balances                                                     73,828              37,520
Losses and premiums recoverable                                               231,751             167,604
Accrued investment income                                                      14,304              15,034
Deferred acquisition costs                                                     18,286               8,599
Other assets                                                                   69,380              62,763
                                                                           ----------          ----------
   TOTAL ASSETS                                                            $1,991,254          $1,468,989
                                                                           ==========          ==========

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS'EQUITY

LIABILITIES
Reserve for claims and claim expenses                                      $  576,836          $  403,611
Reserve for unearned premiums                                                 204,398             112,541
Debt                                                                          183,500              50,000
Reinsurance balances payable                                                   66,387              50,779
Other                                                                          55,610              63,610
                                                                           ----------          ----------
   TOTAL LIABILITIES                                                        1,086,731             680,541
                                                                           ----------          ----------
Minority Interest - Capital Securities                                         87,630              87,630

SHAREHOLDERS'EQUITY
Common shares and additional paid-in capital                                   36,248              22,999
Unearned stock grant compensation                                             (19,124)            (11,716)
Accumulated other comprehensive income                                         25,641               6,831
Retained earnings                                                             774,128             682,704
                                                                           ----------          ----------
   TOTAL SHAREHOLDERS'EQUITY                                                  816,893             700,818
                                                                           ----------          ----------
   TOTAL LIABILITIES, MINORITY INTEREST, AND
   SHAREHOLDERS'EQUITY                                                     $1,991,254          $1,468,989
                                                                           ==========          ==========
BOOK VALUE PER COMMON SHARE                                                $    41.12          $    35.72
                                                                           ==========          ==========
COMMON SHARES OUTSTANDING                                                      19,866              19,621
                                                                           ==========          ==========